TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Distributions to Shareholders                                   7
      Independent Auditors' Report                                    8
      Statement of Assets and Liabilities                             9
      Portfolio of Investments in Securities                         10
      Notes to Portfolio of Investments in Securities                15
      Statement of Operations                                        16
      Statements of Changes in Net Assets                            17
      Notes to Financial Statements                                  18



                             IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.




                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20




Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

2 Some income may be subject to state or local taxes or the federal alternative minimum tax.

3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

4 S&P 500(Registered trademark) is a trademark of The  McGraw-Hill   Companies,
  Inc.,  and has been licensed for use. The product is not sponsored, sold or
  promoted by Standard & Poor's,   and  Standard &  Poor's  makes  no
  representation   regarding   the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Includes account maintenance fee through December 31, 1996.



                          MESSAGE FROM THE PRESIDENT

(PHOTOGRAPH OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE.)

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,



Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

1 S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

2 Source:  (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation
  1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.


                                INVESTMENT REVIEW

EMERGING MARKETS FUND

OBJECTIVE: Provide investors with capital appreciation.

TYPES OF INVESTMENTS: At least 65% of the Fund's assets are invested in common stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies.

                                                        5/31/97        5/31/96
        Net Assets................................  $95.6 MILLION  $51.3 MILLION
        Net Asset Value Per Share.................     $11.53         $11.13

        AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/97
        1 Year............................................................ 8.69%
        Since inception on November 7, 1994............................... 8.72%


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 11/7/94 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Emerging Markets Fund - $12,418, the IFC Global Composite Index - $9,285 and the Lipper Emerging Markets Funds Index - $10,418.]


The graph illustrates how a $10,000 hypothetical investment in the USAA Emerging Markets Fund outperformed its benchmark, the International Financial Corporation
(IFC) Global Composite Index, an unmanaged broad-based index of emerging markets per the World Bank GNP per capita definition, and the Lipper Emerging Markets Funds Index, an unmanaged index of emerging markets funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

                            MESSAGE FROM THE MANAGER

(PHOTOGRAPH OF PORTFOLIO MANAGER, W. TRAVIS SELMIER, II, CFA, APPEARS HERE.)

Fund Overview
Emerging markets have shown some rebound since the beginning of the year, with Latin American and East European markets showing strong performance against mixed Asian markets. The accompanying graph shows that your Fund continued to perform well.(1)

Latin American Markets
Economic recovery in Argentina and Mexico and economic structural reform in Brazil continue to support those markets. Peru has weathered the hostage crisis and shows signs of economic recovery heading into the summer, while the Colombian political climate remains cloudy. Venezuela's progress towards economic reform lends credence to our increased exposure there.

Asian Markets
Concerns about the Asian growth miracle have caused both international and local investors to reassess their views of the Asian markets. We continue to believe that, although certain governments could have managed this period of economic turmoil better, Asian growth prospects are still bright. Hong Kong, China, Taiwan, and Indonesia have remained strong performers, while Thailand, the Philippines, and Korea have suffered due to currency hangover effects.

Central and Eastern European Markets
Divergence in the performance of these markets has been evident this year with a weak Czech market, a flattish Polish market, and a very strong Hungarian market. We have increased our Russian exposure as political reformers consolidate their influence over the transformation of the Russian political and economic systems.

Other Markets
South Africa has weathered currency concerns and a stronger market in 1997 shows investor confidence is beginning to return. We've increased our exposure in Portugal as the government's efforts to achieve adherence to Maastricht criteria (which would allow Portugal to enter the European Monetary Union) are proving successful.


1 Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.

Outlook
Divergence in performance between many poorer Asian markets versus strong Latin, Eastern European, and other markets may be coming to an end later this year. The global interest rate outlook continues to look good and recent U.S. dollar strength against the yen and European currencies may have run out of steam. The continuation of this positive macroeconomic picture provides a good backdrop for emerging markets.


Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.


[A pie chart is shown here depicting the Asset Allocation as of May 31, 1997 of the USAA Emerging Markets Fund to be: South Africa - 4.1%*,
Russia - 4.3%*, Philippines - 4.7%*,  Indonesia - 5.3%*, Israel - 5.7%*,
Mexico - 6.4%*,  Hungary - 6.4%*, Hong Kong - 6.6%*, Brazil - 10.2%*, and
Other - 51.2%*.]

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


TOP 10 INDUSTRIES
(% OF NET ASSETS)

Telecommunications Related                   10.5
Real Estate                                   7.9
Bank Related                                  7.3
Building Materials                            6.5
Healthcare Related                            6.0
Retail Related                                5.2
Engineering & Construction                    4.5
Oil Related                                   4.4
Electric Power                                3.4
Electronics Related                           3.1


See page 10 for a complete listing of the Portfolio of Investments in Securities.


                          DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.11 and $.01, respectively.

                            Ordinary income           $.50 *
                                                      ====

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                          INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Emerging Markets Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 8 to the financial statements for each of the periods in the three-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Emerging Markets Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the three-year period then ended, in conformity with generally accepted accounting principles.


                                                        KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997



Emerging Markets Fund
Statement of Assets and Liabilities
(In Thousands)

May 31, 1997


Assets
   Investments in securities, at market value (identified cost of $91,630)                   $  100,354
   Cash                                                                                              39
   Cash denominated in foreign currencies (identified cost of $493)                                 490
   Receivables:
      Capital shares sold                                                                           106
      Dividends                                                                                     215
      Securities sold                                                                               621
   Unrealized appreciation on foreign currency contracts held, at value                               1
                                                                                             ----------
         Total assets                                                                           101,826
                                                                                             ----------
Liabilities
   Securities purchased                                                                           5,934
   Unrealized depreciation on foreign currency contracts held, at value                               6
   Capital shares redeemed                                                                          100
   USAA Investment Management Company                                                                67
   USAA Transfer Agency Company                                                                      14
   Accounts payable and accrued expenses                                                             61
                                                                                             ----------
         Total liabilities                                                                        6,182
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $   95,644
                                                                                             ==========
Represented by:
   Paid-in capital                                                                           $   85,405
   Accumulated net investment loss                                                                  (11)
   Accumulated net realized gain on investments                                                   1,532
   Net unrealized appreciation of investments                                                     8,724
   Net unrealized depreciation on foreign currency translations                                      (6)
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $   95,644
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                8,297
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    11.53
                                                                                             ==========

See accompanying notes to financial statements.

Emerging Markets Fund
Portfolio of Investments in Securities

May 31, 1997

                                           Market
    Number                                  Value
   of Shares           Security             (000)
   ---------           --------             -----


                      Stocks (96.9%)
              Argentina (1.5%)
     25,500   Disco S.A. ADS *            $     861
      8,500   IRSA Inversiones y
                Representaciones S.A. GDS       332
     22,000   Quilmes Industrial (Quinsa)
                S.A. ADS                        256
                                          ---------
                                              1,449
                                          ---------
              Brazil (10.2%)
     32,000   Brazil Reality S.A. GDS
                (Preferred)                     824
  1,658,000   Cimento Portland Itau
                (Preferred)                     548
     40,000   Companhia Brasileira de
                Distribuicao Grupo Pao
                de Acucar GDR                   840
 17,130,000   Companhia Energetica de Minas
                Gerais (Cemig) (Preferred)      784
  5,200,000   Companhia Saneamento Basico
                Estado de Sao Paulo
                (Sabesp) *                    1,239
     10,000   Globex Utilidades S.A.
                (Preferred)*                    149
     47,000   Multicanal Participacoes S.A.
                ADS (Preferred) *               549
  3,500,000   Petroleo Brasileiro S.A.
                (Preferred)                     837
 16,000,000   Telebras PN (Preferred)         2,208
     51,100   Uniao de Bancos Brasileiros
                S.A. (Unibanco) GDR *         1,763
                                          ---------
                                              9,741
                                          ---------

              Chile (1.3%)
     11,500   Madeco S.A. ADS                   295
     28,000   Maderas y Sinteticos S.A. ADS     434
      8,000   Sociedad Quimica y Minera
                de Chile S.A. ADS               520
                                          ---------
                                              1,249
                                          ---------

              China (1.5%)
  1,286,000   Beijing North Star Co. Ltd. *     809
    200,000   New World Infrastructure Ltd. *   623
                                          ---------
                                              1,432
                                          ---------

              Colombia (0.6%)
     35,000   Banco de Colombia GDS             210
    100,000   Compania Colombiana de
                Tabaco S.A.                     362
                                          ---------
                                                572
                                          ---------

              Czech Republic (1.0%)
      9,400   Komercni Banka A.S. GDR           228
      8,300   SPT Telecom A.S. *                764
                                          ---------
                                                992
                                          ---------

              Egypt (2.4%)
     10,000   Al-Ahram Beverages Co.
                S.A.E. GDR *                    172
     63,150   Commercial International
                Bank (Egypt) S.A.E GDS *      1,244
     49,000   Suez Cement Co. S.A.E. GDS *      899
                                          ---------
                                              2,315
                                          ---------

              Hong Kong (6.6%)
  1,300,000   Amoy Properties Ltd.            1,477
     30,000   Asia Satellite Telecommunications
                Holdings Ltd. ADR               829
    900,000   CDL Hotels International Ltd.     404
  1,057,000   Cosco Pacific Ltd.              1,514
    450,000   Great Eagle Holdings Co. *      1,591
    383,000   Guangdong Kelon Electrical
                Holdings Ltd.                   400
                                          ---------
                                              6,215
                                          ---------

              Hungary (6.4%)
     25,000   Borsodchem RT. *                  915
      9,000   Egis Gyogyszergyar
                Reszventarsaasag                541
     24,000   Gedeon Richter RT. Ltd. GDR     1,992
     60,000   Mol Magyar Olay Es
                Gazipari GDS                  1,120
     11,748   Pannonplast RT.                   577
    125,000   Zalakeramia RT. GDR *             981
                                          ---------
                                              6,126
                                          ---------

              India (3.4%)
     90,000   Arvind Mills Ltd. GDS             439
    117,000   Crompton Greaves Ltd. GDR *       395
     32,000   Hindalco Industries Ltd. GDR    1,056
     20,000   Larsen & Toubro Ltd. GDR          264
     54,300   Videsh Sanchar Nigam Ltd.
                GDR *                         1,119
                                          ---------
                                              3,273
                                          ---------

              Indonesia (5.3%)
    295,500   PT Astra International, Inc.    1,130
    619,875   PT Bank Dagang Nasional
                Indonesia                       669
    127,125   PT Bank Dagang Nasional
                Indonesia Warrants *             52
    333,000   PT Darya-Varia Laboratoria        431
    240,000   PT HM Sampoerna                   969
    330,000   PT Indofood Sukses Makmur         743
    130,000   PT Jaya Real Property             181
    116,000   PT Modern Photo Film              422
    368,000   PT Putra Surya Multidana *        439
                                          ---------
                                              5,036
                                          ---------

              Israel (5.7%)
    122,000   Blue Square - Israel Ltd. *     1,249
     18,000   Blue Square - Israel Ltd. ADS *   313
     50,000   ECI Telecommunications Ltd.     1,156
      2,700   Koor Industries Ltd. ADS           47
     25,000   Matav-Cable Systems Media
                Ltd. ADR *                      438
     21,000   Tadiran Telecommunications Ltd.   381
     31,000   Teva Pharmaceutical Industries
                Ltd. ADR                      1,860
                                          ---------
                                              5,444
                                          ---------

              Korea (3.8%)
     70,000   Dongwon Securities Co.            919
     20,000   Korea Electric Power Corp.        617
        130   SK Telecom Co. Ltd.                81
     19,300   LG Construction Co. Ltd.          322
      4,000   S1 Corp.                        1,013
      4,000   S1 Corp. Rights *                  52
      6,788   Samsung Electronics Co. Ltd.      663
                                          ---------
                                              3,667
                                          ---------

              Malaysia (3.7%)
     55,000   Edaran Otomobil Nasional Bhd      479
    210,000   IOI Properties Bhd                485
  1,050,000   Renong Bhd                      1,504
    550,000   Ta Enterprise Bhd                 622
     60,000   Telekom Malaysia Bhd              444
                                          ---------
                                              3,534
                                          ---------

              Mexico (6.4%)
    405,000   Controladora Comercial
                Mexicana, S.A. de C.V.          322
      5,300   Controladora Comercial
                Mexicana, S.A. de C.V. GDR       84
     37,139   Desc, Sociedad de Fomento
                Industrial, S.A. de C.V. ADS    989
     39,800   Empresas Ica Sociedad
                Controladora, S.A. de C.V. ADR  577
    160,000   Fomento Economico Mexico,
                S.A. (FEMSA)                    850
     66,000   Panamerican Beverages, Inc. "A" 1,914
     81,000   Tubos de Acero de Mexico,
                S.A. ADS *                    1,417
                                          ---------
                                              6,153
                                          ---------

              Pakistan (0.3%)
      5,000   Pakistan Telecommunication
                Co. Ltd. GDR                    317
                                          ---------

              Peru (2.5%)
     73,664   Minsur S.A.                       321
     17,600   Telefonica del Peru S.A. "B" ADS  447
     68,000   Compania de Minas
                Buenaventura ADR              1,606
                                          ---------
                                              2,374
                                          ---------

              Philippines (4.7%)
  3,781,000   Belle Corp. *                   1,004
     60,000   Equitable Banking Corp. *         227
  1,800,000   Fortune Cement Corp.              498
    750,000   Ionics Circuits, Inc.             419
     16,525   Metropolitan Bank and Trust Co.   373
  1,700,000   Music Semiconductors Corp. *      854
  4,025,000   SM Prime Holdings, Inc.         1,145
                                          ---------
                                              4,520
                                          ---------

              Poland (3.8%)
    113,000   Elektrim S.A.                   1,008
     38,000   Jelfa S.A. *                      735
     25,641   Jutrzenka S.A.                    544
    131,323   Polifarb-Cieszyn S.A.             741
     46,200   Stomil Olsztyn S.A. *             576
                                          ---------
                                              3,604
                                          ---------

              Portugal (2.8%)
     32,000   Banco Totta E Acores S.A.         456
     68,700   Cimentos de Portugal S.A.       1,508
     18,700   Portugal Telecom S.A. ADS *       720
                                          ---------
                                              2,684
                                          ---------

              Russia (4.3%)
     25,300   LUKoil Holding ADR              1,518
     41,500   RAO Gazprom ADR                   747
  5,900,000   Unified Energy Systems *        1,876
                                          ---------
                                              4,141
                                          ---------

              Singapore (3.7%)
    180,000   Elec & Eltek International
                Co. Ltd.                      1,062
    600,000   Kay Hian James Capel
                Holdings Ltd.                   571
    100,000   Overseas Union Bank Ltd.          685
    241,000   Singapore Land Ltd.             1,230
                                          ---------
                                              3,548
                                          ---------

              South Africa (4.1%)
     75,000   Ashanti Goldfields Co.
                Ltd. GDS                        975
     17,437   Ellerine Holdings Ltd.            112
     14,020   Foodcorp Ltd.                     106
    125,500   Gencor Ltd.                       551
    125,000   Malbak Ltd.                       183
    200,000   Murray and Roberts Holdings Ltd.  493
     13,375   Nedcor Ltd. GDR                   264
     47,203   New Clicks Holdings Ltd.           53
     37,500   South African Breweries Ltd.    1,053
     20,612   South African Druggists Ltd.      155
                                          ---------
                                              3,945
                                          ---------

              Taiwan (2.4%)
    563,750   China Steel Corp.                 595
    643,686   Far East Department Store *       947
    125,000   Hung Poo Construction Corp. *     298
    180,000   Microtek International, Inc. *    481
                                          ---------
                                              2,321
                                          ---------

              Thailand (0.8%)
     31,700   Bank Of Ayudhya Public Co. Ltd.    67
    140,000   Finance One Public Co. *           38
    383,000   Property Perfect plc              127
    400,000   Telecomasia Corp. *               472
     56,400   Thai Theparos Food Co. Ltd.        92
                                          ---------
                                                796
                                          ---------

              Turkey (3.2%)
  2,400,000   Alarko Holding A.S.               276
  4,060,000   Erciyas Biracilik Ve Malt
                Sanayi A.S.                     296
 12,235,000   Olmuksa Mukavva Sanayi
                Ve Ticaret A.S.                 355
  1,100,000   Otosan Otomobil Sanayi A.S.       608
  1,965,000   Vestel Electronic A.S.            752
 32,174,271   Yapi Ve Kredi Bankasi A.S.        763
                                          ---------
                                              3,050
                                          ---------

              Venezuela (2.7%)
     30,100   Compania Anonima
                Nacional Telefonos De
                Venezuela ADS *               1,117
  5,600,000   Corimon C.A. S.A.C.A *            103
  3,551,000   Mavesa S.A.                       690
    800,000   Siderurgica Venezolana "Sivensa"  291
  4,330,800   Sudamtex de Venezuela, C.A.
                S.A.C.A.                        329
                                          ---------
                                              2,530
                                          ---------

              Zimbabwe (1.8%)
    378,200   Meikles Africa Ltd. *             842
    455,000   Reunion Mining plc *              826
                                          ---------
                                              1,668
                                          ---------

              Total stocks (cost: $83,972)   92,696
                                          ---------



    PRINCIPAL                             MARKET
    AMOUNT                                VALUE
    (000)          Security               (000)
    -----          --------               -----


           U.S. Government & Agency Issue
              Discount Note (8.0%)
     $7,660   Federal National Mortgage
                Assn., 5.52%, 6/02/97
                (cost: $7,658)            $  7,658
                                          --------

              Total investments
                (cost: $91,630)           $100,354
                                          ========


---------------------
*Non-income producing.




                          Portfolio Summary By Industry
                          -----------------------------

                        Telecommunications Related                        10.5%
                        U.S. Government & Agency Issues                    8.0
                        Real Estate                                        7.9
                        Bank Related                                       7.3
                        Building Materials                                 6.5
                        Healthcare Related                                 6.0
                        Retail Related                                     5.2
                        Engineering & Construction                         4.5
                        Oil Related                                        4.4
                        Electric Power                                     3.4
                        Electronics Related                                3.1
                        Conglomerates                                      3.0
                        Beverages - Alcoholic                              2.8
                        Gold Mining                                        2.7
                        Steel                                              2.4
                        Automobiles                                        2.3
                        Brokerage Firms                                    2.3
                        Foods                                              2.3
                        Metals - Miscellaneous                             2.3
                        Beverages - Soft Drinks                            2.0
                        Auto Parts                                         1.6
                        Transportation                                     1.6
                        Tobacco                                            1.4
                        Home Furnishings and Appliances                    1.2
                        Aluminum                                           1.1
                        Specialized Services                               1.1
                        Broadcasters                                       1.0
                        Chemicals Related                                  1.0
                        Gaming Companies                                   1.0
                        Other                                              5.0
                                                                         -----
                                                                         104.9%
                                                                         =====









Emerging Markets Fund
Notes to Portfolio of Investments in Securities

May 31, 1997

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.



Emerging Markets Fund
Statement of Operations
(In Thousands)

Year ended May 31, 1997


Net investment income:
   Income (net of foreign taxes withheld of $86):
      Dividends                                                                                 $   946
      Interest                                                                                      157
                                                                                                -------
         Total income                                                                             1,103
                                                                                                -------
   Expenses:
      Management fees                                                                               600
      Transfer agent's fees                                                                         235
      Custodian's fees                                                                              129
      Postage                                                                                        22
      Shareholder reporting fees                                                                     10
      Trustees' fees                                                                                  4
      Registration fees                                                                              46
      Audit fees                                                                                     20
      Legal fees                                                                                      4
      Other                                                                                          15
                                                                                                -------
         Total expenses                                                                           1,085
                                                                                                -------
            Net investment income                                                                    18
                                                                                                -------
Net realized  and  unrealized  gain on  investments  and  foreign  currency:
   Net realized gain (loss) on:
      Investments                                                                                 1,528
      Foreign currency transactions                                                                 (24)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                                 4,675
      Translation of assets and liabilities in foreign currencies                                    (5)
                                                                                                -------
            Net realized and unrealized gain                                                      6,174
                                                                                                -------
Increase in net assets resulting from operations                                                $ 6,192
                                                                                                =======




See accompanying notes to financial statements.

Emerging Markets Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended May 31,


                                                                              1997               1996
                                                                              ----               ----

From operations:
   Net investment income (loss)                                            $      18          $     (25)
   Net realized gain on investments                                            1,528              2,968
   Net realized loss on foreign currency transactions                            (24)               (11)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                              4,675              2,873
      Foreign currency translations                                               (5)                (1)
                                                                           ---------          ---------
      Increase in net assets resulting from operations                         6,192              5,804
                                                                           ---------          ---------

Distributions to shareholders from:
   Net investment income                                                          -                 (28)
                                                                           ---------          ---------
   Net realized gains                                                         (2,391)              (549)
                                                                           ---------          ---------

From capital share transactions:
   Proceeds from shares sold                                                  80,607             56,100
   Shares issued for dividends reinvested                                      2,349                504
   Cost of shares redeemed                                                   (42,428)           (33,430)
                                                                           ---------          ---------
      Increase in net assets from capital share transactions                  40,528             23,174
                                                                           ---------          ---------

Net increase in net assets                                                    44,329             28,401
Net assets:
   Beginning of period                                                        51,315             22,914
                                                                           ---------          ---------
   End of period                                                           $  95,644          $  51,315
                                                                           =========          =========

Accumulated net investment income (loss) included in net assets:
   Beginning of period                                                     $     (11)         $      28
                                                                           =========          =========

   End of period                                                           $     (11)         $     (11)
                                                                           =========          =========

Change in shares outstanding:
   Shares sold                                                                 7,453              5,503
   Shares issued for dividends reinvested                                        230                 57
   Shares redeemed                                                            (3,994)            (3,296)
                                                                           ---------          ---------
      Increase in shares outstanding                                           3,689              2,264
                                                                           =========          =========


See accompanying notes to financial statements.

Emerging Markets Fund
Notes to Financial Statements

May 31, 1997


(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to decrease accumulated net investment loss by $6,538 and to decrease paid-in capital by $6,538. A reclassification was made at May 31, 1996 to decrease accumulated net investment loss by $25,021 and to decrease accumulated net realized gain on investments by $25,021.



C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Distributions of net investment income of $.0003 per share, short-term capital gains of $.1447 per share, and long-term capital gains of $.0330 per share, declared and paid in July 1997, are not reflected in the accompanying financial statements.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended May 31, 1997 were $73,562,948 and $35,966,592, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $14,941,495 and $6,218,022, respectively.

(5) Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1997, the terms of open foreign currency contracts were as follows (in thousands):


                                         U.S. Dollar                         U.S. Dollar   Unrealized
  Exchange          Currency to be       Value as of      Currency to be     Value as of  Appreciation
    Date               Delivered           5/31/97           Received          5/31/97   (Depreciation)
    ----               ---------           -------           --------          -------   --------------

   6/02/97         281 U.S. Dollar          $281      2,173 Hong Kong Dollar      $281          -
   6/02/97         78 U.S. Dollar             78     190,649 Indonesian Rupiah      78          -
   6/02/97         19 U.S. Dollar             19     46,653 Indonesian Rupiah       19          -
   6/02/97         956 U.S. Dollar           956      2,393 Malaysian Ringgit      952         (4)
   6/03/97         113 U.S. Dollar           113     275,611 Indonesian Rupiah     113          -
   6/03/97         193 U.S. Dollar           193     471,273 Indonesian Rupiah     194          1
   6/03/97         482 U.S. Dollar           482      1,207 Malaysian Ringgit      480         (2)
   6/04/97     3,106 Hong Kong Dollar        401          401 U.S. Dollar          401          -
   6/04/97          1 U.S. Dollar              1      3,234 Indonesian Rupiah        1          -
   6/04/97         22 U.S. Dollar             22     53,704 Indonesian Rupiah       22          -
   6/05/97         252 U.S. Dollar           252       360 Singapore Dollar        252          -
   6/09/97    30,606 Indonesian Rupiah        13          13 U.S. Dollar            13          -
                                          ------                                ------        ---
                                          $2,811                                $2,806        $(5)
                                          ======                                ======        ===


(6) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1997, the Association and its affiliates owned 1,772,858 shares (21.4%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        Seven-Month
                                                                                       Period Ended
                                                        Year Ended May 31,                MAY 31,
                                                        ------------------                -------
                                                      1997              1996               1995*
                                                      ----              ----               ----
Net asset value at
   beginning of period                              $  11.13          $   9.77          $  10.00
Net investment income (loss)                             .01              (.01)(b)           .03(b)
Net realized and unrealized gain (loss)                  .89              1.60              (.26)
Distributions from net
   investment income                                    -                 (.01)             -
Distributions of realized
   capital gains                                        (.50 )            (.22)             -
                                                    --------          --------          --------
Net asset value at
   end of period                                    $  11.53          $  11.13          $   9.77
                                                    ========          ========          ========

Total return (%)**                                      8.69             16.93             (2.30)
Net assets at end of period (000)                   $ 95,644          $ 51,315          $ 22,914
Ratio of expenses to
   average net assets (%)                               1.81              2.27              2.50(a,c)
Ratio of net investment
   income (loss) to average
   net assets (%)                                        .03              (.08)              .53(a,c)
Portfolio turnover (%)                                 61.21             87.98             34.87
Average commission rate
   paid per share +                                 $  .0041          $  .0012


  * Fund commenced operations November 7, 1994.
 ** Assumes  reinvestment of all dividend income and capital gain  distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.
(c) The information contained in the preceding table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

                                                                     Seven-Month
                                                                    Period Ended
                                                                       May 31,
                                                                        1995*
                                                                        ----

Ratio of expenses to average net assets (%)                            2.60(a)
Ratio of net investment income to average net assets (%)                .43(a)